UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2009

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	On May 4, 2009, the Compensation Committee of the Board of Directors of Plum Creek Timber Company, Inc. authorized an amendment to outstanding employee stock option awards granted under the company’s Amended and Restated Stock Incentive Plan. The amendment allows employee plan participants who are age 55 or older with 10 or more years of service to the company up to three years (or through the end of the term of the option, if earlier) from the date of such employee’s termination of service within which to exercise vested stock options. The previous exercise period for employees who terminated service other than because of death, total disability or normal retirement (age 65 or older) was thirty days from the date of termination. The amendment applies to all previously granted option awards made to company employees, including the company’s current named executive officers as listed in its 2009 definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2009.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On May 6, 2009, at the company’s annual meeting of stockholders, the company’s stockholders approved two amendments to the Plum Creek Timber Company, Inc. Restated Certificate of Incorporation (the “Certificate”). The first amendment eliminated a provision in Paragraph A of Article Fifth of the Certificate that required plurality voting in director elections. The second amendment increased the stock ownership limitation in Paragraph E of Article Fourth of the Certificate from 5% to 9.8% per holder by amending the definition of “Ownership Limit” in Article Eleventh of the Certificate. The second amendment also eliminated from the Certificate all references to the “Excluded Holder”, as previously defined in Article Eleventh of the Certificate. The named individuals comprising the definition of “Excluded Holder” had previously been exempted from the stock ownership limitations in Article Fourth of the Certificate.

The amendments to the Certificate became effective on May 6, 2009. For a copy of the actual Certificate of Amendment, please refer to Exhibit 3.1, which is incorporated herein by reference and filed as an exhibit to this current report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Plum Creek Timber Company, Inc., effective May 6, 2009 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: May 7, 2009

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Plum Creek Timber Company, Inc., effective May 6, 2009 (filed herewith).